SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2016

Lotus Biotech Development Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-54745	TBA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28202 N.58th Street, Cave Creek, NV	85331
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 480-275-2294

__________________Starflick.com_________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

CHANGE IN NAME OF COMPANY

By a Majority Vote of the Shareholders, the Company changed its name effective April 7th, 2016 to Lotus Biotech Development Corp. in order to better reflect a major shift in its future strategy, which will focus on pursuing the refining of organic materials to produce natural consumer products.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lotus Biotech Development Corp.

/s/ Michael Palethorpe

Michael Palethorpe

Chief Executive Officer

Date: April 8, 2016

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